UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

Astra Space, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39426	14-1916687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street

Alameda, CA 94501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ASTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Business Combination

On June 30, 2021 (the “Closing Date”), Holicity Inc., a Delaware corporation (“Holicity” and after the Business Combination described herein, “New Astra”), consummated the previously announced business combination (the “Closing”) pursuant to the terms of the Agreement and Plan of Merger dated as of February 2, 2021 (as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among Holicity, Holicity Merger Sub Inc., a wholly-owned subsidiary of Holicity (“Merger Sub”), and Astra Space, Inc., a Delaware corporation (“Astra”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Astra with Astra continuing as the surviving corporation and as a wholly owned subsidiary of Holicity (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Closing, Holicity changed its name to “Astra Space, Inc.”

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms “Registrant,” “Company,” “New Astra” “we,” “us,” and “our” refer to Holicity prior to the Closing Date and to Astra Space, Inc. and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”). The term “Astra” refers to Astra Space, Inc., and its subsidiaries prior to the Closing Date and without giving effect to the Closing.

In accordance with the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the effective time of the Merger (the “Effective Time”), (i) each share of Astra Class A common stock, par value $0.000001 per share (“Astra Class A common stock”), held by Chris Kemp (“Kemp”) and Adam London (“London”) (each an “Astra Founder” and together the “Astra Founders”) that was issued and outstanding automatically converted into one (1) share of Astra Class B common stock, par value $0.000001 per share (“Astra Class B common stock”), in accordance with an exchange agreement dated prior to the Effective Time between Astra and each Astra Founder. In addition, each share of Holicity Class B common stock, par value $0.0001 per share, that was issued and outstanding automatically converted in accordance with the terms of Holicity’s Certificate of Incorporation into one (1) share of Holicity Class A common stock, par value $0.0001 per share, all of the shares of Holicity Class B common stock converted into shares of Holicity Class A common stock are no longer outstanding and ceased to exist, and each holder of Holicity Class B common stock ceased to have any rights with respect to such securities;

In addition, in accordance with the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time:

(i) each share of Astra Series A preferred stock, par value $0.000001 per share, Astra Series B preferred stock, par value $0.000001 per share, and Astra Series C preferred stock, par value $0.000001 per share, (including Astra Series C preferred stock previously converted in connection with Astra’s Series C Financing on January 28, 2021 from Astra’s then outstanding convertible promissory notes) (collectively, the “Astra preferred stock”) and Astra Class A common stock converted into the right to receive the applicable per share merger consideration, which was in the form of Class A common stock of New Astra, par value $0.0001 per share (“New Astra Class A common stock”);

(ii) each share of Astra Class B common stock and Astra preferred stock held by the Astra Founders converted into the right to receive the applicable per share merger consideration, which was in the form of shares of Class B common stock of New Astra (“New Astra Class B common stock”);

(iii) each outstanding option to purchase shares of Astra common stock (each an “Astra option”) that was outstanding and unexercised, whether or not vested or exercisable, was assumed by New Astra and was converted into an option to acquire shares of New Astra Class A common stock with the same terms and conditions as applied to the Astra option immediately prior to the Effective Time (a “New Astra option”); the number of shares underlying such New Astra option was determined by multiplying the number of shares of Astra common stock subject to such Astra option immediately prior to the Effective Time, by the ratio determined by dividing the per share merger consideration value by $10.00 (the product being the “Exchange Ratio”), which product was rounded down to the nearest whole number of shares, and the per share exercise price of such New Astra option was determined by dividing the per share exercise price immediately prior to the Effective Time by the Exchange Ratio, which quotient was rounded down to the nearest whole cent; and

(iv) each warrant to purchase shares of Astra common stock (each an “Astra warrant”) that was issued and outstanding immediately prior to the Effective Time and did not terminate pursuant to its terms was converted into a warrant to acquire shares of New Astra Class A common stock with the same terms and conditions as applied to the Astra warrant immediately prior to the Effective Time (a “New Astra warrant”); provided that the number of shares underlying such New Astra warrant was determined by multiplying the number of shares of Astra common stock subject to such Astra warrant immediately prior to the Effective Time, by the Exchange Ratio, which product was rounded down to the nearest whole number of shares, and the per share exercise price of such New Astra warrant was determined by dividing the per share exercise price immediately prior to the Effective Time by the Exchange Ratio, which quotient was rounded down to the nearest whole cent.

At the Effective Time, (i) each share of Astra preferred stock and Astra Class A common stock shall be converted into the right to receive the applicable per share merger consideration, which will be in the form of New Astra Class A common stock, and (ii) each share of Astra Class B common stock and Astra preferred stock held by the Astra Founders shall be converted into the right to receive the applicable per share merger consideration, which will be in the form of New Astra Class B common stock. The aggregate merger consideration being paid to holders of Astra stock as of immediately prior to the Effective Time is approximately $2.03 billion (the “Merger Consideration”).

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE

On February 2, 2021, Holicity entered into subscription agreements (“PIPE Subscription Agreements”) by and among Holicity and the investors named therein (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and Holicity agreed to sell to the PIPE Investors, an aggregate of 20,000,000 shares of Holicity Class A common stock at a purchase price of $10.00 per share for gross proceeds to Holicity of $200,000,000 in a private placement (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Business Combination on June 30, 2021.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the PIPE Subscription Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Immediately after giving effect to the PIPE Investment and the Business Combination, there were 254,207,643 aggregate shares of New Astra Class A common stock and New Astra Class B common stock outstanding and 15,813,827 warrants to purchase shares of New Astra Class A common stock outstanding.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 30, 2021, Holicity held a Special Meeting at which the Holicity stockholders considered and adopted, among other matters, the Merger Agreement (the “Special Meeting”). On June 30, 2021, the parties to the Merger Agreement consummated the Business Combination. Pursuant to the Merger Agreement, the Merger Consideration paid to the Astra stockholders is being paid solely by the delivery of new shares of New Astra common stock, each valued at $10.00 per share. The aggregate value of the consideration paid to Astra stockholders in the Business Combination was approximately $2.03 billion.

Prior to the Special Meeting, holders of 10,981 shares of Holicity’s Class A common stock sold in its initial public offering exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, for an aggregate of $109,810.

Upon Closing, Holicity’s Class A common stock and warrants ceased trading and New Astra common stock and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”). Holicity’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

As of the Closing Date, our directors and executive officers and affiliated entities beneficially owned approximately 75% of the outstanding shares of New Astra common stock, and the former securityholders of Holicity beneficially owned approximately 3% of the outstanding shares of New Astra common stock.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K and the information incorporated herein by reference may constitute “forward-looking statements”. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company’s ability to realize the benefits from the Business Combination; the Company’s ability to maintain the listing of New Astra common stock on Nasdaq following the Business Combination; future financial performance following the Business Combination; public securities’ potential liquidity and trading; impact from the outcome of any known and unknown litigation; ability to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures; future mix of revenue and effect on gross margins; attraction and retention of qualified directors, officers, employees and key personnel; ability to compete effectively in a competitive industry; ability to protect and enhance our corporate reputation and brand; expectations concerning our relationships and actions with our technology partners and other third parties; impact from future regulatory, judicial and legislative changes to the industry; ability to locate and acquire complementary technologies or services and integrate those into the Company’s business; future arrangements with, or investments in, other entities or associations; and intense competition and competitive pressure from other companies worldwide in the industries in which the Company will operate.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the definitive Proxy Statement/Prospectus included in the Company’s Registration Statement on Form S-4 (File No. 333-255703) filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2021. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Business of New Astra” beginning on page 157 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 39 and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Astra” beginning on page 168 and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Astra – Quantitative and Qualitative Disclosures About Market Risk” on page 179 and that information is incorporated herein by reference.

Properties

The Company has approximately 285,000 square feet of offices and facilities located in Alameda, California. The Company has separate month-to-month leases applicable to each of the buildings on its Alameda campus, with letters of intent and license agreements in place with the city permitting the Company to occupy its existing facilities while it works to negotiate a long-term lease for the campus.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Astra regarding the beneficial ownership of the New Astra common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it posses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Company stock is based on 254,207,643 shares of New Astra common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all of New Astra common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Executive Officers Post-Business Combination
Adam London (1)	29,143,555	11.46%
Chris C. Kemp (1)(8)	27,095,633	10.66%
Kelyn Brannon (1)	—	—
Craig O. McCaw (2)(3)	7,900,484	3.11%
Martin Attiq (1)	233,333	*
Michael E. Lehman (4)	6,250	*
Scott Stanford (5)	29,626,192	11.65%
Benjamin Lyon (1)
All directors and executive officers post-Business Combination as a group (eight individuals)(2)	94,005,447	36.98%
Five Percent Holders:
Funds Managed by ACME, LLC and affiliates (5)	29,626,192	11.65%
A/NPC Holdings LLC (6)	25,155,093	9.90%
Canaan X L.P. (7)	20,689,668	8.14%

*	less than 1%

(1)	The business address of each of these holders is 1900 Skyhawk Street, Alameda, CA 94501.

(2)	The business address of Mr. McCaw is 2300 Carillon Point, Kirkland WA 98033.

(3)

X-icity Holdings Corporation is the record holder of 7,735,484 of the shares reported herein. R. Gerard Salemme and Randy Russell are stockholders of Pendrell, the corporate parent of X-icity Holdings Corporation, and may be entitled to distributions of securities held by Pendrell. Mr. McCaw is the Co-CEO of Pendrell. Mr. McCaw shares voting and investment discretion with respect to the common stock held of record by Pendrell. Mr. McCaw disclaims any beneficial ownership of any shares held by Pendrell.

(4)

The number of shares includes 6,250 shares of Holicity common stock purchased on the open market by Mr. Lehman. These shares converted into 6,250 shares of New Astra Class A common stock upon consummation of the Business Combination. The business address of Mr. Lehman is 1101 Farwell Drive, Madison WI 53704.

(5)

Funds managed by ACME, LLC and affiliates are SherpaVentures Fund II, LLC, Eagle Creek Capital LLC and ACME SPV AS, LLC (collectively “ACME Capital”). Scott Stanford and Hany Nada exercise voting and dispositive control over the securities held by ACME Capital and thus may be deemed to beneficially own such securities. The business address of such holders is 800 Market Street, Suite 800, San Francisco, CA 94102.

(6)

A/NPC Holdings LLC is a Delaware limited liability company (“A/NPC Holdings”). 61.24% of the interests of A/NPC Holdings are held by Newhouse Cable Holdings, LLC, a New York limited liability company (“Newhouse Cable”). The remaining 38.76% of the interests in A/NPC Holdings are held by Advance Communications Company LLC, a New York limited liability company (“Advance Communications Co.”), which is also the managing member of A/NPC Holdings. Newhouse Cable is a wholly-owned subsidiary of Newhouse Broadcasting Corporation, a New York corporation. Advance Communications Co. is an indirect wholly-owned subsidiary of Advance Publications, Inc., a New York corporation (“API”). All of the common shares in API are owned by Newhouse Family Holdings, L.P., a Delaware limited partnership (“NFH”). As a result of its ownership of all of the outstanding common shares of API, NFH has the power to elect the board of directors of API. Advance Long-Term Management Trust, a New Jersey trust (“Advance Long-Term Trust”), is the sole general partner of NFH. The trustees of Advance Long-Term Trust are Samuel I. Newhouse, III, Steven O. Newhouse, Michael A. Newhouse, Victor F. Ganzi and Thomas Summer. NFH, Advance Long-Term Trust and each trustee of Advance Long-Term Trust disclaim beneficial ownership of the shares of Class A Common Stock reported on this Registration Statement.

(7)

The shares are held directly by Canaan X L.P. (the “Canaan Fund”). The sole general partner of the Canaan Fund is Canaan Partners X LLC (“Canaan X”), and may be deemed to have sole voting, investment and dispositive power with respect to the shares held by the Canaan Fund. Investment and voting decisions with respect to the shares held by the Canaan Fund are made by the managers of Canaan X, collectively. The business address is 2765 Sand Hill Road, Menlo Park, CA 94025.

(8)	Includes 23,376,939 shares held by the Chris Kemp Living Trust dated February 10, 2021.

Directors and Executive Officers

The Company’s directors and executive officers immediately after Closing are described in the Proxy Statement/Prospectus in the section titled “New Astra Management After the Business Combination Board of Directors and Management” on page 208, and that information is incorporated herein by reference.

In addition to the information incorporated by reference from the Proxy Statement / Prospectus, the Company has subsequently appointed 2 independent directors, Michael Lehman and Scott Stanford. Furthermore, the Company has determined that Benjamin Lyon, the Company’s Chief Engineer and Executive Vice President of Engineering, is an executive officer. Biographical information for Mr. Lehman, Mr. Stanford and Mr. Lyon is provided below.

Michael Lehman. Mr. Lehman has served as one of the Company’s directors since June 2021. Mr. Lehman has also served the University of Wisconsin in various capacities since March 2016, currently as Interim Chief Operating Officer of the Wisconsin School of Business, and previously as Special Advisor to the Chancellor, Interim Vice Provost for Information Technology, Chief Information Officer and Interim Vice Chancellor for Finance and Administration. He is also currently on the Board of MGIC Investment Corp. and has served in that role since 2001. He had previously been a consultant (2014-2016); Interim Chief Financial Officer at Ciber Inc., a global information technology company (2013-2014); Chief Financial Officer of Arista Networks, a cloud networking firm (2012-2013); and Chief Financial Officer of Palo Alto Networks, a network security firm (2010-2012). Earlier in his career, he was the Executive Vice President and Chief Financial Officer of Sun Microsystems, Inc., a provider of computer systems and professional support services. Mr. Lehman is qualified to serve as one of the Company’s directors due to his financial and accounting knowledge gained through his service as chief financial officer of a large, multinational public company; his skills in addressing the range of financial issues facing a large company with complex operations; his senior executive and operational experience; as well as his technology and cybersecurity experience.

Scott Stanford. Mr. Stanford has served as a member of the Company’s board of directors since December 2017. Mr. Stanford has served as the co-founder of several companies, including ACME, LLC and its affiliates, a venture capital firm, since February 2013; and Silicon Foundry, a membership-based corporate advisory platform, since February 2013. Prior to these roles, Mr. Stanford served as a managing director at Goldman Sachs from June 2004 until February 2013. Mr. Stanford also serves as a member of the board of directors of several private companies, including Cue Health Inc., a health technology company, since December 2017; Curology, Inc., a direct to consumer prescription skincare company, since September 2015; Luka, Inc., an artificial intelligence and software development company, since April 2016; and BFA Industries (formerly known as ipsy) a personalized beauty commerce company, since September 2015. Mr. Stanford holds an MBA from Harvard Business School. We believe Mr. Stanford is qualified to serve as a member of the Company’s board of directors based on his experience as a director of multiple technology and healthcare companies.

Benjamin Lyon. Mr. Lyon has served as the Company’s Chief Engineer and Executive Vice President of Engineering since February 2021. Mr. Lyon previously served Apple in various capacities since May 1999, currently as Senior Director of the Special Projects Group since April 2014, and previously as Director of Sensing Hardware, Senior Manager of Sensing Hardware, Electrical Engineer—Technical Lead for Trackpads and Electrical Engineer for Input and Displays. Mr. Lyon holds a B.S. in Electrical and Computer Engineering from Carnegie Mellon University.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section titled “New Astra Management After the Business Combination Board of Directors and Management—Director Independence of the Board of Directors” and that information is incorporated herein by reference.

In addition to the information incorporated by reference from the Proxy Statement/Prospectus, the Company has determined that Michael Lehman, Scott Stanford, and Craig O. McCaw are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq based upon information requested from and provided by each of Mr. Lehman, Mr. Stanford and Mr. McCaw concerning their background, employment and affiliations, including family relationships.

Committees of the Board

Information with respect to the composition of the committees of our Board of Directors (the “Board”) immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “New Astra Management After the Business Combination—Board Committees” and that information is incorporated herein by reference.

In addition to the information incorporated by reference from the Proxy Statement/Prospectus, the Company has appointed Michael Lehman to serve as the chair of the Audit Committee of the Board of Directors. The Company has determined that Mr. Lehman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.

Executive Compensation

A description of the compensation of the named executive officers of Astra before the consummation of the Business Combination and the executive officers of New Astra after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Astra’s Executive and Director Compensation” and “New Astra Management After the Business Combination Board of Directors and Management” and that information is incorporated herein by reference.

At the Special Meeting, the Holicity stockholders approved the Astra Space, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”). The description is set forth in the Proxy Statement/Prospectus section titled “The Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Annex F to Holicity’s Proxy Statement/Prospectus on Form 424B3, which incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

At the Special Meeting, the Holicity stockholders approved the Astra Space, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The description is set forth in the Proxy Statement/Prospectus section titled “The ESPP Proposal”, which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Annex G to Holicity’s Proxy Statement/Prospectus on Form 424B3, which is incorporated herein by reference. Following the consummation of the Business Combination, employees who are eligible to participate in the ESPP may elect to participate in the ESPP in accordance with, and subject to, its terms and conditions.

Director Compensation

A description of the compensation of the directors of Astra before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Astra’s Executive and Director Compensation” and that information is incorporated herein by reference. A description of the compensation of the directors of New Astra following the consummation of the Business Combination is set forth in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Information with respect to legal proceedings of Holicity is set forth in the Proxy Statement/Prospectus in the section titled “Other Information Related to Holicity—Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

New Astra common stock and warrants began trading on Nasdaq under the symbols “ASTR” and “ASTRW”, on June 30, 2021. Holicity’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq. As of immediately after the Closing Date, there were approximately 212 registered holders of shares of New Astra common stock.

New Astra has not paid any cash dividends on share of its common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Astra Securities” and that information is incorporated herein by reference.

Indemnification of Directors and Officers

New Astra has entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by New Astra of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Astra or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not propose to be complete and is qualified in its entirety by the conditions of the indemnification agreements, a form of which is filed as Exhibit 10.11.

Financial Statements and Exhibits

The information set forth below under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth below under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The securities issued in connection with the Business Combination and PIPE Investment were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, Holicity changed its name to Astra Space, Inc. and filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and amended and restated its bylaws (the “Bylaws”). Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “The Charter Proposal,” “The Advisory Charter Proposals,” “Comparison of Stockholders’ Rights” and “Description of New Astra Securities,” which are incorporated herein by reference.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 4.01	Change in Registrant’s Certifying Accountant.

On June 30, 2021, the Audit Committee of the Board approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Grant Thornton served as independent registered public accounting firm of Astra prior to the Business Combination. Accordingly, also on June 30, 2021, the Company dismissed WithumSmith+Brown (“Withum”), as Holicity’s independent registered public accounting firm. This decision was ratified by the Company’s board of directors.

The reports of Withum on Holicity’s financial statements as of and for the period from June 2, 2020 (inception) to December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During Holicity’s most recent fiscal year ending December 31, 2020 and the subsequent interim period through March 31, 2021, there were no disagreements between Holicity and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Holicity, would have caused it to make reference to the subject matter of the disagreements in its reports on Holicity’s financial statements for such years.

During Holicity’s most recent fiscal year ending December 31, 2020 and the subsequent interim period through March 31, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

During the period from June 2, 2020 (inception) through December 31, 2020, and the subsequent interim period through the date of Withum’s dismissal, Holicity and Astra did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of Holicity or Astra, and no written report or oral advice was provided that Grant Thornton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter dated June 30, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01	Change in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained above in the Introductory Note and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each executive officer of Holicity ceased serving in such capacities; Randy Russell and Steve Ednie ceased serving on Holicity’s board of directors. Chris Kemp, Adam London, Craig McCaw, Michael Lehman and Scott Stanford were appointed as directors of the Company, with Mr. Kemp appointed Chairman. The directors were divided among the following classes:

•	the Class I directors will be Messrs. Kemp and London , and their terms will expire at the annual meeting of stockholders to be held in 2021;

•	the Class II directors will be Messrs. McCaw and Stanford, and their terms will expire at the annual meeting of stockholders to be held in 2022; and

•	the Class III director will be Mr. Lehman, and term will expire at the annual meeting of stockholders to be held in 2023.

Upon the consummation of the Business Combination, the Company established an audit committee, compensation committee, and the nominating and corporate governance committee. Messrs. Lehman, McCaw and Stanford were appointed to serve on the Company’s audit committee, with Mr. Lehman serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Messrs. Lehman, McCaw and Stanford were appointed to serve on the Company’s compensation committee, with Mr. Stanford serving as the chair. Messrs. Lehman, McCaw and Stanford were appointed to serve on the Company’s nominating and corporate governance committee, with Mr. McCaw serving as chair.

Additionally, upon the consummation of the Business Combination, Chris Kemp was appointed as Chief Executive Officer and President; Kelyn Brannon was appointed as Chief Financial Officer; Martin Attiq was appointed as Chief Business Officer; Adam London was appointed as Chief Technology Officer; and Benjamin Lyon was appointed as Chief Engineer and Executive Vice President of Engineering.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “New Astra Management After the Business Combination Board of Directors and Management” beginning on page 208 for biographical information about the directors and officers following the Transactions, which is incorporated herein by reference.

The information contained in the Proxy Statement/Prospectus is supplemented by the Company’s Current Report on Form 8-K, filed with the SEC on June 21, 2021 and that information is incorporated herein by reference.

Compensatory Arrangements for Directors

Following the consummation of the Business Combination, the non-employee directors of the Company will be entitled to the following compensation for their service on the Board: (i) an annual cash retainer of $96,250, (ii) an annual award of restricted stock units for a number of shares of New Astra common stock determined by dividing $178,750 by the closing price per share of New Astra common stock on the applicable grant date, and (iii) an annual cash retainer in an amount still to be determined by the Company for the non-employee director’s service as the chair of the audit committee, compensation committee, and nominating and corporate governance committee.

2021 Omnibus Incentive Plan

At the Special Meeting, the Holicity stockholders approved the Incentive Plan. The Incentive Plan reserved 36,765,000 shares of New Astra Class A common stock for issuance for awards in accordance with the terms of the Incentive Plan. In addition, the pool will ultimately increase on January 1 of each year from 2022 to 2031 by the lesser of (i) 5% of the sum of number of shares of (x) New Astra Class A common stock and (y) New Astra Class B common stock outstanding as of the close of business on the immediately preceding December 31 and (ii) the number of shares of New Astra Class A common stock as determined by the Board. The purpose of the Incentive Plan is to advance the Company’s interests by providing for the grant to our employees, directors, consultants and advisors of stock and stock-based awards. The Incentive Plan authorizes the award of share-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of stockholder value. The Company expects the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

The description is set forth in the Proxy Statement/Prospectus section titled “The Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Annex F to Holicity’s Proxy Statement/Prospectus on Form 424B3, which is incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Holicity stockholders approved the ESPP. The ESPP reserved 5,000,000 shares of New Astra Class A common stock for issuance for awards in accordance with the terms of the ESPP. In addition, the number of shares reserved for issuance will ultimately increase on January 1 of each year from 2022 to 2031 by the lesser of (i) 1% of the sum of number of shares of (x) New Astra Class A common stock and (y) New Astra Class B common stock outstanding as of the close of business on the immediately preceding December 31 and (ii) the number of shares of New Astra Class A common stock as determined by the Board. The purpose of the ESPP is to enable eligible employees to use payroll deductions to purchase shares of New Astra Class A common stock and thereby acquire an interest in the company.

The description is set forth in the Proxy Statement/Prospectus section titled “The ESPP Proposal”, which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Annex G to Holicity’s Proxy Statement/Prospectus on Form 424B3 which is incorporated here in by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants. Following the consummation of the Business Combination, employees who are eligible to participate in the ESPP may elect to participate in the ESPP in accordance with, and subject to, its terms and conditions.

Employment Agreements

On February 1, 2021, in connection with the execution of the Merger Agreement and the announcement of the Business Combination, Astra entered into employment agreements, with each of Chris Kemp, Adam London, Kelyn Brannon and Martin Attiq. The material terms of these new employment arrangements are set forth below:

•	Mr. Kemp will serve as the Astra Founder, Chief Executive Officer and President, with an initial annual base salary of $600,000.

•	Dr. London will serve as the Astra Founder and Chief Technology Officer, with an annual base salary of $400,000.

•	Ms. Brannon will serve as our Chief Financial Officer, with an annual base salary of $400,000 and eligibility to earn an annual bonus with a target equal to 75% of annual base salary.

•	Mr. Attiq will serve as our Chief Business Officer, with an annual base salary of $500,000.

The employment agreements provide that if an executive’s employment is terminated by Astra without “cause” or by the Executive for “good reason” (as each such term is defined in the employment agreement), other than in connection with a change of control, the executive will be entitled to severance consisting of (i) nine months’ salary continuation (twelve months, for Mr. Kemp); and (ii) COBRA premium subsidy payments, at the rate of Astra’s normal contribution for active employees at the executive’s coverage level, for up to nine months following termination (twelve months, for Mr. Kemp). If the qualifying termination occurs within the three months prior to or twelve months following a change of control, the severance will instead consist of (i) twelve months’ salary continuation (twenty-four months, for Mr. Kemp); (ii) COBRA premium subsidy payments, at the rate of Astra’s normal contribution for active employees at the executive’s coverage level, for up to twelve months following termination (eighteen months, for Mr. Kemp); and (iii) accelerated vesting of unvested equity awards. Astra’s obligation to make the severance payments, and the executive’s right to retain the same, is wholly conditioned on the executive providing a general release of claims in favor of the company and continuing to comply with his or her obligations under the employment agreement, including the restrictive covenants.

The employment agreements each contain (i) a perpetual confidentiality covenant; (ii) an assignment of intellectual property covenant; (iii) non-competition and non-solicitation of business partners covenants during the course of employment; (iv) a non-solicitation covenant with respect to employees and other service providers during the course of employment and for twelve months thereafter; and (v) a non-disparagement obligation.

In addition, on February 6th, 2021, Benjamin Lyon entered into an offer letter providing that, commencing on February 22, 2021, he would serve as Chief Engineer and Executive Vice President of Engineering. The offer letter provides for a base salary of $400,000, as well as a sign-on bonus opportunity of $250,000, which is subject to a clawback if he resigns within the first year of employment. In addition the offer letter provides New Astra will recommend to its board of directors a grant of restricted stock units covering a number of shares representing up to an aggregate 1.5% of the fully diluted shares of the Company, which award will be subject to the terms of the Incentive Plan, an award agreement, and other terms and conditions as determined by the board of directors at the time of the grant. It is expected that 1/3 of the award will be subject to service-based vesting conditions (vesting over a period of approximately 3.5 years), with the remaining 2/3 subject to performance-based vesting conditions, the terms of which will be determined by the board of directors at the time of grant. The Company intends to, following the Closing Date, enter into an employment agreement, substantially in the form applicable to other executive officers as described above.

Indemnification of Directors and Officers

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the section titled “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” beginning on page 75 of the Proxy Statement/Prospectus, and are incorporated herein by reference. Further, the information set forth in “Introductory Note” and under Item 2.01 is incorporated in by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Astra Space, Inc. as of and for the fiscal years ended December 31, 2020 and 2019, the related notes and report of independent public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-48 and are incorporated herein by reference. The financial statements of Astra Space, Inc. as of and for the three months ended March 31, 2021 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-84 and are incorporated herein by reference.

The financial statements of Holicity Inc. as of December 31, 2020 and for the period from June 2, 2020 (inception) through December 31, 2020 and related notes thereto as set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference. The financial statements of Holicity as of and for the three months ended March 31, 2021 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-27 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Holicity and Astra as of March 31, 2021 and for the fiscal year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of February 2, 2021 by and among Holicity Inc., Holicity Merger Sub Inc. and Astra Space, Inc. (incorporated by reference to Exhibit 2.1 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

3.1*	Second Amended and Restated Certificate of Incorporation of Astra Space, Inc.

3.2*	Amended and Restated Bylaws of Astra Space, Inc.

4.1	Warrant Agreement, dated as of August 4, 2020, by and between Holicity Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

4.2	Specimen Class A Common Stock Certificate (incorporated by reference to Holicity Inc.’s Registration Statement on Form S-1/A (Reg. No. 333-239926), filed with the SEC on July 30, 2020).

4.3	Specimen Warrant Certificate (incorporated by reference to Holicity Inc.’s Registration Statement on Form S-1/A (Reg. No. 333-239926), filed with the SEC on July 30, 2020).

10.1	Form of Subscription Agreement, dated February 2, 2021, by and between Holicity Inc., and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.2 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.2	Securities Subscription Agreement, dated June 4, 2020, between Holicity Inc. and Pendrell Holicity Holdings Corporation (incorporated by reference to Holicity Inc.’s Registration Statement on Form S-1/A (Reg. No. 333-239926), filed with the SEC on July 30, 2020).

10.3	Private Placement Warrants Purchase Agreement, dated August 4, 2020, by and among Holicity Inc. and Pendrell Holicity Holdings Corporation (incorporated by reference to Holicity Inc.’s Current Report on Form 8-K filed with the SEC on August 10, 2020).

10.4	Investors’ Rights Agreement, dated February 2, 2020, by and among Holicity Inc., Astra Space, Inc. and certain of its stockholders (incorporated by reference to Exhibit 10.3 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.5	Employment Agreement, dated February 1, 2021, by and between Astra Space, Inc. and Chris Kemp (incorporated by reference to Exhibit 10.8 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.6	Employment Agreement, dated February 1, 2021, by and between Astra Space, Inc. and Adam London (incorporated by reference to Exhibit 10.9 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.7	Employment Agreement, dated February 1, 2021, by and between Astra Space, Inc. and Kelyn Brannon (incorporated by reference to Exhibit 10.10 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.8	Employment Agreement, dated February 1, 2021, by and between Astra Space, Inc. and Martin Attiq (incorporated by reference to Exhibit 10.11 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.9	Astra Space, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Annex F of Holicity Inc.’s Proxy Statement/Prospectus on Form 424B3 (Reg. No. 333-255703), filed with the SEC on June 8, 2021).

10.10	Astra Space, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex G of Holicity Inc.’s Proxy Statement/Prospectus on Form 424B3 (Reg. No. 333-255703), filed with the SEC on June 8, 2021).

10.11*	Form of Indemnification Agreement

10.12*	Director Nomination Agreement, dated June 30, 2021, by and between Astra Space, Inc., Pendrell Holicity Holdings Corporation and Adam P. London and Chris C. Kemp.

16.1*	Letter from WithumSmith+Brown PC to the SEC, dated June 30, 2021

21.1*	List of Subsidiaries

99.1*	Press Release, dated June 30, 2021

99.2*	Unaudited Pro Forma Condensed Combined Financial Information

*	Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 30, 2021	Astra Space, Inc.

	By:	/s/ Chris Kemp
	Name:	Chris Kemp
	Title:	President, Chairman and Chief Executive Officer